UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1 – Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Greater China Fund, Inc.

Annual Report

December 31, 2014

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2014. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Total Return Performance

For the fiscal year ended December 31, 2014, the total return to stockholders of the Fund based on the NAV of the Fund, net of fees, was 0.8%, assuming reinvestment of dividends and distributions, compared to a return of 8.1% for the Fund’s benchmark, the MSCI Golden Dragon Index(1).

Share Price and NAV

For the fiscal year ended December 31, 2014, based on market price, the Fund’s total return was -0.2% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 2.4% over the twelve months, from $10.16 on December 31, 2013 to $9.92 on December 31, 2014. The market price for the Fund’s shares on December 31, 2014 represented a discount of 12.0% to the NAV per share of $11.27 on that date, compared with a discount of 11.1% to the NAV per share of $11.43 on December 31, 2013.

Open Market Share Repurchase Program

On October 28, 2014, the Board of Directors announced an open market share repurchase program. The share repurchase program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. During the fiscal year ended December 31, 2014, the Fund did not repurchase any of its shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

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Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States
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•	visiting www.aberdeengch.com

Yours sincerely,

Alan R. Goodson

President

(1)	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Report of the Investment Adviser (unaudited)

Market/economic review

The MSCI Golden Dragon Index rose 8.1% for the 12-month period ended December 31, 2014. The Chinese government’s accommodative monetary policy stance, reflected by a surprise interest rate cut in the fourth quarter of 2014, supported markets. Investors were also excited over a new trading link between Hong Kong and Shanghai, seen as a key step towards cross-border capital market integration. The gains were achieved despite a myriad of worries over bank runs, looming property bankruptcies, a landmark bond default, pro-democracy protests in Hong Kong, and slipping gross domestic product (GDP) growth amid an ongoing anti-corruption campaign.

In particular, the Chinese A-share1 market rallied, as the authorities relaxed rules on loan-to-deposit ratios in an effort to improve liquidity in the financial system. We remain wary of the seemingly insatiable demand in A-shares for margin financing, where investors borrow to buy securities.

On the economic front, China’s economy grew 7.3% in the third quarter of 2014, while Hong Kong reported moderate growth due mainly to weak exports. Shortly after the end of the reporting period in January, Beijing announced GDP growth of 7.4% for the 2014 calendar year, the slowest rate since 1990. In contrast, Taiwan’s GDP growth picked up, driven by private consumption and exports to Europe and the U.S.

In politics, Taiwanese President Ma Ying-jeou reshuffled his cabinet and stepped down as chairman of the ruling Kuomintang political party after its disastrous showing in two key local elections. While voters appeared largely focused on concerns about stagnant wages and income inequality, Ma’s agenda of closer economic integration with mainland China is generally expected to decelerate in 2015.

Fund performance review

Fund performance for the reporting period was hindered by overall asset allocation, largely because of the overweight position to Hong Kong relative to the benchmark, the MSCI Dragon Index, given the protests and China’s slowdown. The underweight position to Taiwan also detracted from performance as the market outperformed on signs that the U.S. economic recovery appeared to gain traction. We believe Taiwan is more sensitive to a U.S. rebound, given its export-driven economy. The losses were mitigated by the positive currency effect, driven by the large exposure to Hong Kong, where the local currency is pegged to the U.S. dollar. As bottom-up stock-pickers, our country and sector allocations are driven by where we can find what we believe are quality companies with attractive valuations. This approach may lead to significant deviations from the index.

Stock selection was also a drag on performance for the reporting period. The top detractor was China Resources Enterprise, as its retail losses overshadowed a solid performance from its beer segment. Bank HSBC’s results were hampered by higher compliance costs and provisions for various fines. However, the increased spending on compliance could help reduce the likelihood of future misconduct, in our opinion.

Yingde Gases’ stock price fell on concerns over continued weak industrial activity in China, though the concentration of its customers is not as high as in the past. Shares of Pacific Basin Shipping also lagged as the company announced weak third-quarter results largely attributable to weakness in the spot market. The company’s earnings were also dampened by the export ban in Indonesia and coal price weakness in China, which hurt demand for the bulk commodities that the company ships. While the industry outlook remains cautious, we think that there are signs that the oversupply of ships is shrinking and management is repositioning the business for a potential cyclical upturn. We remain comforted by management’s discipline in maintaining a robust balance sheet, a characteristic we like in businesses that operate in cyclical industries.

Retailer Giordano faced a tough operating environment, as consumer sentiment remained weak. CNOOC was affected by the sharp drop in crude oil prices. Despite being a pure exploration and production company, it has access to relatively lower-cost offshore oilfields.

Conversely, positive contributors to Fund performance included Chinese developer China Vanke, as its relatively solid balance sheet and fundamentals held it in good stead amid the property slowdown on the mainland. China Merchants Bank benefited from the liquidity-driven rally towards the end of the period. Swire Properties’ good results were boosted by home sales. Hong Kong Exchanges & Clearing benefited from the new link with Shanghai. Shares of Taiwan Semiconductor Manufacturing Co. (TSMC) strengthened on indications that earnings momentum could be stronger than management’s forecasts. We believe the Fund’s lack of exposure to Macau gaming companies Galaxy Entertainment and Sands China enhanced performance as well, as they were negatively affected by tighter gambling regulations.

Outlook

China’s slowing economy is probably the biggest challenge for policymakers, in our opinion. We think that the November interest rate cuts, in particular, underscore the seriousness of the problem. While the potential for a credit crisis remains, we believe Beijing has the balance sheet strength to mitigate systemic risk in its financial markets. In Hong Kong, streets have been cleared of protestors, yet the sense of restlessness still simmers. Nevertheless, we think that any flare-up will be contained, with the authorities continuing to exercise restraint.

Aberdeen Asset Management Asia Limited

[1]	Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

Aberdeen Greater China Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of December 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS sectors, are comprised of several industries.

As of December 31, 2014, the Fund held 100.8% of its net assets in equities, 0.2% in a short-term investment and (1.0)% in other liabilities in excess of assets.

Sector Allocation	As a Percentage of Net Assets
Financials	37.3%
Industrials	18.1%
Consumer Discretionary	12.6%
Information Technology	11.7%
Telecommunication Services	7.2%
Energy	6.1%
Consumer Staples	4.4%
Materials	1.6%
Utilities	1.2%
Health Care	0.6%
Other	(0.8)%
100.0%

The following table summarized the Fund’s portfolio by country expressed as a percentage of net assets as of December 31, 2014.

Country Allocation	As a Percentage of Net Assets
Hong Kong	62.2%
China	21.6%
Taiwan	15.3%
United States	1.9%
Other	(1.0)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2014:

Name of Security	As a Percentage of Net Assets
AIA Group Ltd.	8.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	8.0%
Jardine Strategic Holdings Ltd.	7.9%
HSBC Holdings PLC	7.6%
MTR Corp. Ltd.	5.6%
Swire Properties Ltd.	3.8%
China Mobile Ltd.	3.7%
Taiwan Mobile Co. Ltd.	3.5%
China Merchants Bank Co. Ltd., A Shares	3.4%
Hang Lung Properties Ltd.	3.4%

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the Fund’s benchmark, MSCI Golden Dragon Index, for the 1-year, 3-year and 5-year and 10-year periods as of December 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.8%	5.2%	-1.8%	9.0%
Market Value	-0.2%	4.7%	-3.2%	8.5%
MSCI Golden Dragon Index	8.1%	12.4%	5.7%	9.0%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund’s shares may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 866-839-5205.

The net operating expense ratio for the fiscal year ended December 31, 2014 is 1.99%.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments

As of December 31, 2014

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—100.8%
COMMON STOCKS—100.8%
CHINA—21.6%
CONSUMER STAPLES—2.1%
1,050,000	China Resources Enterprise Ltd. (a)	$2,198,937
ENERGY—6.1%
2,173,000	CNOOC Ltd. (a)	2,938,261
3,088,000	PetroChina Co. Ltd., H Shares (a)	3,419,976
		6,358,237
FINANCIALS—7.5%
1,310,000	China Merchants Bank Co. Ltd., A Shares (b)	3,503,046
1,299,952	China Vanke Co. Ltd., A Shares (b)	2,912,530
1,680,000	Yanlord Land Group Ltd. (a)	1,310,898
		7,726,474
HEALTH CARE—0.6%
500,000	Tong Ren Tang Technologies Co. Ltd., H Shares	646,064
MATERIALS—1.6%
2,350,000	Yingde Gases Group Co. Ltd. (a)	1,646,805
TELECOMMUNICATION SERVICES—3.7%
324,000	China Mobile Ltd. (a)	3,803,316
		22,379,833
HONG KONG—62.2%
CONSUMER DISCRETIONARY—9.0%
3,046,000	Giordano International Ltd. (a)	1,347,393
1,768,000	Global Brands Group Holding Ltd. (a)(c)	345,239
1,280,000	Hongkong & Shanghai Hotels Ltd. (The) (a)	1,895,593
1,918,000	Li & Fung Ltd.	1,795,655
879,300	Samsonite International SA (a)	2,605,757
1,010,000	Shangri-La Asia Ltd. (a)	1,381,397
		9,371,034
CONSUMER STAPLES—2.3%
270,900	Dairy Farm International Holdings Ltd.	2,438,100
FINANCIALS—29.8%
1,634,000	AIA Group Ltd. (a)	8,980,940
1,255,000	Hang Lung Properties Ltd. (a)	3,501,082
115,900	Hong Kong Exchanges and Clearing Ltd. (a)	2,558,692
823,753	HSBC Holdings PLC (a)	7,827,739
241,000	Swire Pacific Ltd., Class A (a)	3,128,294
400,000	Swire Pacific Ltd., Class B (a)	952,778
1,334,400	Swire Properties Ltd. (a)	3,934,928
		30,884,453
INDUSTRIALS—18.1%
156,800	Hong Kong Aircraft Engineering Co. Ltd. (a)	1,715,298
240,000	Jardine Strategic Holdings Ltd. (a)	8,161,740
956,000	Kerry Logistics Network Ltd. (a)	1,512,787
1,410,000	MTR Corp. Ltd. (a)	5,768,682

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
HONG KONG (continued)
INDUSTRIALS (continued)
3,885,000	Pacific Basin Shipping Ltd. (a)	$1,559,094
		18,717,601
INFORMATION TECHNOLOGY—1.8%
195,000	ASM Pacific Technology Ltd. (a)	1,856,680
UTILITIES—1.2%
553,000	Hong Kong & China Gas Co. Ltd. (a)	1,257,086
		64,524,954
TAIWAN—15.3%
CONSUMER DISCRETIONARY—1.9%
225,000	Giant Manufacturing Co. Ltd. (a)	1,988,340
INFORMATION TECHNOLOGY—9.9%
133,602	MediaTek, Inc. (a)	1,942,230
1,890,000	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	8,326,341
		10,268,571
TELECOMMUNICATION SERVICES—3.5%
1,090,000	Taiwan Mobile Co. Ltd.	3,604,361
		15,861,272
UNITED STATES—1.7%
CONSUMER DISCRETIONARY—1.7%
24,500	Yum! Brands, Inc.	1,784,825
	Total Common Stocks	104,550,884
	Total Long-Term Investments—100.8% (cost $109,121,256)	104,550,884
SHORT-TERM INVESTMENT—0.2%
$ 195,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 12/31/2014, due 01/02/2015 repurchase price $195,000 collateralized by a U.S. Treasury Bond, maturing 05/15/2038; total market value of $201,188	195,000
	Total Short-Term Investment—0.2% (cost $195,000)	195,000
	Total Investments—101.0% (cost $109,316,256) (d)	104,745,884

	Liabilities in Excess of Other Assets—(1.0)%	(1,081,308)
	Net Assets—100.0%	$103,664,576

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	Non-income producing security.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

PLC Public	Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2014

Assets
Investments, at value (cost $109,121,256)	$104,550,884
Repurchase agreement, at value (cost $195,000)	195,000
Foreign currency, at value (cost $1,218,710)	1,216,577
Cash	799
Interest receivable	123
Prepaid expenses	54,387
Total assets	106,017,770

Liabilities
Dividends payable to common shareholders	2,076,732
Investment management fees payable (Note 3)	89,199
Director fees payable	82,786
Investor relations fees payable (Note 3)	15,461
Administration fee payable (Note 3)	7,189
Accrued expenses	81,827
Total liabilities	2,353,194

Net Assets	$103,664,576

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,199
Paid-in capital in excess of par	108,656,442
Accumulated net investment income	955
Accumulated net realized loss from investment and foreign currency transactions	(429,515)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(4,572,505)
Net Assets	$103,664,576
Net asset value per share based on 9,199,254 shares issued and outstanding	$11.27

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income

Income
Dividends (net of foreign withholding taxes of $166,278)	$2,780,510
Interest income	939
2,781,449

Expenses
Investment management fee (Note 3)	1,045,083
Directors’ fees and expenses	366,609
Legal fees and expenses	156,280
Administration fee (Note 3)	98,175
Insurance expense	83,711
Audit fees	77,062
Custodian and accounting fees	73,669
Investor relations fees (Note 3)	63,212
Reports and notices to shareholders	52,571
Transfer agent’s fees and expenses	29,651
Miscellaneous expenses	43,779
Net expenses	2,089,802

Net Investment Income	691,647

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions

Net realized gain/(loss) from:
Investment transactions	1,703,470
Foreign currency transactions	(22,182)
1,681,288

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(380,318)
Foreign currency translations	(1,907)
(382,225)
Net realized and unrealized gain from investment and foreign currency related transactions	1,299,063
Net Increase in Net Assets Resulting from Operations	$1,990,710

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

Increase/(Decrease) from Investment Operations

Operations:
Net investment income/(loss)	$691,647	$(457,826)
Net realized gain from investment and foreign currency related transactions	1,681,288	42,431,171
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(382,225)	(48,725,102)
Total increase/(decrease) from investment operations	1,990,710	(6,751,757)

Dividends and Distributions to Shareholders from:
Net investment income	(668,510)	—
Net realized gains	(1,408,222)	(11,101,207)
Total dividends and distributions to shareholders	(2,076,732)	(11,101,207)

Common Stock Transactions:
Stock distribution resulting in the issuance of 895,561 and 0 shares of common stock, respectively (Note 5)	8,875,011	—
Cost of Shares Tendered (Note 5)	—	(212,747,735)
Net increase/(decrease) in net assets from capital stock transactions	8,875,011	(212,747,735)
Net increase/(decrease) in net assets	8,788,989	(230,600,699)

Net Assets:
Beginning of year	94,875,587	325,476,286
End of year (including accumulated net investment income of $955 and 0, respectively)	$103,664,576	$94,875,587

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2014(a)		2013(a)		2012	2011(a)		2010(a)
Per Share Operating Performance:
Net asset value, beginning of year	$11.43		$13.41		$11.28	$14.30		$14.67
Net investment income/(loss)	0.08		(0.04)		0.05	0.08		0.04
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.11		(0.83)		2.13	(2.93)		0.53
Total from investment operations	0.19		(0.87)		2.18	(2.85)		0.57
Dividends and distributions to shareholders:
Net investment income	(0.07)		–		(0.05)	(0.18)		(0.01)
Net realized gains	(0.16)		(1.34)		–	(0.03)		–
Total dividends and distributions	(0.23)		(1.34)		(0.05)	(0.21)		(0.01)
Capital Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–		–	–		(0.13)
Impact due to capital shares issued from stock distribution (Note 5)	(0.12)		–		–	–		–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–		0.23		–	0.04		–
Dilutive effect of rights offering	–		–		–	–		(0.80)
Total of share transactions	(0.12)		0.23		–	0.04		(0.93)
Net asset value, end of year	$11.27		$11.43		$13.41	$11.28		$14.30
Market value, end of year	$9.92		$10.16		$12.86	$10.07		$13.15

Total Investment Return Based on(b):
Market value	(0.17%	)(c)	(10.34%	)(c)	28.23% (c)	(21.85%	)(c)	(5.41% )

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$103,665		$94,876		$325,476	$273,634		$434,151
Ratio of expenses to average net assets	1.99%		2.23%		2.07%	1.66%		1.85%
Net investment income/(loss)	0.66%		(0.32%	)	0.39%	0.61%		0.30%
Portfolio turnover	11%		54%		88%	97%		68%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(c)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, such return would be 0.81%, (3.27)%, 19.37% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements

December 31, 2014

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc, was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (1) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Prior to February 14, 2014, the Fund’s valuation process was to value securities that were traded on a securities exchange at the last sale price as of the close of trading on that particular exchange, and those securities were classified as a Level 1 securities. If there was no sale on the day of determination, the security would be valued at the mean between the last bid and ask prices, or at the bid price if there was an absence of an ask price. These securities were classified as Level 2 of the fair value hierarchy as these inputs were considered as significant other observable inputs to the valuation. Certain valuation adjustments were applied for securities that traded on foreign exchanges when events occurred after the close of that securities foreign market. Adjustment factors were used that were provided by pricing vendors based on pertinent information, as applicable, and were categorized as Level 2 securities. Investments in open-end, non-exchange-traded mutual funds were valued at their net asset value at the close of the NYSE on the date of valuation, and were classified as Level 1 securities. Securities or other assets that were priced using Fund approved pricing methodologies by the Pricing Committee were classified as Level 3 securities.

Effective February 14, 2014, equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETF“s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Equities
China	$7,061,640	$15,318,193	$–	$22,379,833
Hong Kong	4,233,755	60,291,199	–	64,524,954
Taiwan	3,604,361	12,256,911	–	15,861,272
United States	1,784,825	–	–	1,784,825
Repurchase Agreement	–	195,000	–	195,000
Total	$16,684,581	$88,061,303	$–	$104,745,884

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at December 31, 2014.

For movements between the Levels within the fair value hierarchy, effective February 14, 2014, the Fund has adopted a policy of recognizing transfers at the end of each period. Prior to February 14, 2014, the Fund recognized transfers as of the beginning of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended December 31, 2014, due to the addition of fair valuation factors (as described above), all securities that are currently Level 2 had transferred from Level 1 to Level 2. For the fiscal year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2014 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

As compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the fiscal year ended December 31, 2014, AAMAL earned a total of $1,045,083 in management fees.

b. Fund Administration:

Effective February 14, 2014 Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the period February 14, 2014 to December 31, 2014, the Fund paid a total of $74,688 in administrative fees to AAMI.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

Prior to February 14, 2014, Prudential Investments LLC, served as the Fund’s administrator. As compensation for its services, Prudential Investments LLC received a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets. For the period January 1, 2014 to February 14, 2014, the Fund paid a total of $23,487 in administrative fees to Prudential Investments LLC.

c. Investor Relations:

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended December 31, 2014, the Fund incurred fees of approximately $62,001 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2014, were $11,188,560 and $12,718,602, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of December 31, 2014, there were 9,199,254 shares of common stock issued and outstanding.

On January 8, 2013, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Tender Offer terminated at 11:59 p.m. Eastern Time on February 6, 2013. The Fund purchased 15,964,319 shares which represented 65.8% of the shares outstanding covered by the offer at a price of $13.32 per share, which represented a price equal to 99% of the net asset value per share as of the close of trading on the NYSE on February 7, 2013. The Fund made payment to the shareholders who tendered in an aggregate amount of $212,644,735.

On December 5, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $1.3369 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.537 per share or 40.17% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $9.91 per share, which equalled the average closing price of the Fund’s common shares on the NYSE on January 23, 2014 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,199,254.

6. Open Market Share Repurchase Program

On October 28, 2014, the Board of Directors announced an open market share repurchase program. The share repurchase program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one-year period. Such purchases may be made opportunistically at certain discounts to net asset value per share (“NAV”) when management reasonably believes that such repurchases may enhance shareholder value.

There is no assurance the Fund will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of the Fund or the Fund’s shares. Share repurchase activity will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated on the Fund’s website monthly. For the fiscal year ended December 31, 2014, the Fund did not repurchase any of its shares.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A-shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available for investment by mainland China citizens. Investing in China-A shares may involve special risk considerations such as volatility in the China A-share market and uncertainty regarding taxation.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$109,989,023	$11,260,953	$(16,504,092)	$(5,243,139)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014	December 31, 2013
Distributions paid from:
Ordinary Income	$868,870	$–
Long-term capital gains	1,207,862	11,101,207
Total tax character of distributions	$2,076,732	$11,101,207

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$96,637
Undistributed long-term capital gains – net	147,570
Total undistributed earnings	$244,207
Capital loss carryforward	–
Other currency gains	–
Unrealized appreciation/(depreciation)	(5,245,272)
Total accumulated earnings/(losses) – net	$(5,001,065)

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Accumulated Net Investment Income	Accumulated Net Realized Loss from Investment and Foreign Currency Transactions	Paid-in capital
$(22,182)	$2,658	$19,524

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of December 31, 2014.

Aberdeen Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Greater China Fund, Inc. (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2015

Aberdeen Greater China Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Greater China Fund, Inc. during the fiscal year ended December 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/12/15	0.225750	0.131300	0.000000	0.094450	0.011981	0.106431	0.094450	0.094450

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Greater China Fund, Inc. (the “Fund”) held on October 21, 2014, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (including the rules thereunder, the “1940 Act”), approved for an additional twelve-month period the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with Aberdeen Asset Management Asia Limited (the “Investment Manager”).

In considering whether to approve the renewal of the Fund’s Agreement, the Board reviews a variety of information provided by the Investment Manager relating to the Fund and the Agreement, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Investment Manager under the Agreement. The materials provided to the Board included, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Agreement to the Investment Manager; (iv) a report prepared by the Investment Manager in response to a request submitted by legal counsel on behalf of the Independent Directors; and (v) a memorandum from legal counsel on the responsibilities of the Board in considering for approval the Agreement under the 1940 Act. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Investment Manager’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Investment Manager’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Investment Manager and the use, if any, of “soft” commission dollars; (vi) the resources of the Investment Manager devoted to, and its record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Investment Manager and its affiliates.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Investment Manager.

The Independent Directors were advised by legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited) (continued)

weight to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement.  The Directors considered the nature, extent and quality of the services provided by the Investment Manager to the Fund and the resources dedicated to the Fund by the Investment Manager. The Board considered, among other things, the Investment Manager’s investment experience. The Board received information regarding the Investment Manager’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Investment Manager. The Board also considered the background and experience of the Investment Manager’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Investment Manager’s compliance policies and procedures. The Board also considered the Investment Manager’s risk management processes. The Board considered the Investment Manager’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that it was satisfied with the nature, extent and quality of the services provided and supported the renewal of the Agreement.

Investment performance of the Fund and the Investment Manager.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable investment companies and the Fund’s benchmark, the MSCI Golden Dragon Index.

While the data presented covered various periods, the Board considered that the Investment Manager began managing the Fund effective January 2013 and therefore the Board determined that performance since that date was more relevant to the consideration of the continuance of the Agreement than data regarding prior periods. The Board received and considered information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information, including relative to its Morningstar Group, and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the restrictions applicable to these other funds. The Board took into account management’s discussion of the Fund’s performance.

Specifically, the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar Group. The SI report indicated that the Fund’s annualized net total return was in the second quartile for the year to date period ended June 30, 2014 and in the fourth quartile for the one year ended June 30, 2014. The Board also received performance information from management that compared the Fund’s return to comparable U.S. investment companies through August 31, 2014 and noted that the Fund’s total return for the two months ended August 31, 2014 and for the one year ended August 31, 2014, ranked it second of six and fourth of six, respectively.

With respect to the Fund’s benchmark, the Investment Manager explained that the underperformance for the one year ended June 30, 2014 was due to lack of exposure to the “new economy” sector and the Investment Manager’s adherence to its long-standing investment philosophy and process, which results in a long-term hold style of management. The Board also received and reviewed information as to the Fund’s total return as compared with other Aberdeen-managed funds through June 30, 2014 with sufficiently similar investment portfolios to those of the Fund and noted that the Fund had underperformed those Funds slightly. The Board concluded that in light of the relatively short term for which the Investment Manager has overseen the Fund, the Fund’s overall performance results were acceptable and supported continuance of the Agreement.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board noted that it had selected the Investment Manager in 2012 after consideration of several other investment managers and noted that at the time the Investment Manager had agreed to reduce its proposed fee. Additionally, the Board received and considered

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited) (concluded)

information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also received information from management regarding the fees charged by the Investment Manager to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Specifically, SI data indicated that: the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2014, and which reflects both the advisory fee and the administration fee) ranked the Fund in the third quartile in its Peer Group, consisting of all closed-end funds within the China Region Morningstar category as compiled by SI; the Fund’s annualized net total expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock for the six months ended June 30, 2014 was above the median for its Peer Group; and the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2014 was also in excess of the median for its Peer Group. The Board also took into account information from management regarding profitability and ancillary benefits and the fees charged by the Investment Manager to other clients with sufficiently similar investment portfolios and investment management services to those of the Fund.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Investment Manager. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable, and supported the renewal of the Agreement.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Investment Manager. The Directors also considered the compliance-related resources the Investment Manager and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Investment Manager and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of each of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

John A. Hawkins c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1942	Chairman of Board, Director, Chairman of Executive Committee, Member of Audit Committee, Governance and Nominating Committee, and Discount Oversight Committee	Since 1992; Current term ends at the 2015 Annual Meeting	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; SR Global Fund Inc.; MW Japan Fund Ltd.	1	Advance Developing Markets Fund Ltd., Raffles Asia Investment Company Ltd., SR Global Fund Inc., MW Japan Fund Ltd.

C. William Maher c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Director, Chairman of Audit Committee, Member of Executive Committee and Discount Oversight Committee	Since 2003; Current term ends at the 2017 Annual Meeting	Chief Executive Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Jonathan J.K. Taylor c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Director, Chairman of Governance and Nominating Committee, Member of Audit Committee, and Executive Committee	Since 1994; Current term ends at the 2017 Annual Meeting	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers). Member of the International Advisory Board of Datawind Net Access Corporation.	1	Chairman of Schroder Japan Growth Fund Plc.; Director of Onyx Country Estates Limited (family property company).

Tak Lung Tsim c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Member of Governance and Nominating Committee	Since 1992; Current term ends at the 2015 Annual Meeting	Principal, T.L. Tsim & Associates Ltd. (macro political analysis); Member of Li Po Chun United World College of Hong Kong.	1	Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Director, Chairman of Discount Oversight Committee, Member of Governance and Nominating Committee	Since 2012; Current term ends at the 2016 Annual Meeting	Senior Advisor to Markston International LLC, an independent investment manager. Previously director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc. Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex.”

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President and Principal Executive Officer	Since 2013	Currently, Head of Product US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer	Since 2014	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2014	Currently, U.S. Counsel. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014	Currently U.S. Counsel / Deputy Fund CCO. She joined Aberdeen in 2012. Prior to joining Aberdeen, she worked as an Associate for Morgan, Lewis and Bockius and as Corporate Counsel and Vice President at SEI Investments Company.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Financial Officer	Since 2014	Currently, Vice President and Head of Fund Administration – US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2014	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Nicholas Yeo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1975	Vice President and Portfolio Manager	Since 2013	Head of China/Hong Kong Equities team Aberdeen Asset Management Asia Limited since 2007; Asian Equities team (2004-2007); London Emerging Markets team (2000-2004); formerly Trainee Investment Manager with Murray Johnstone.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (concluded)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2013	Currently, Group Head of Product Development, for Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2014	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

*	As of October 2014, Messrs. Goodson, Cotton, Yeo, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Deja, Ferrari, and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc., each of which may be deemed to be a part of the same “Fund Complex.”

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J.K.Taylor

Tak Lung Tsim

Officers

Alan Goodson, President and Principal Executive Officer

Jeffrey Cotton, Vice President and Chief Compliance Officer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Lucia Sitar, Vice President and Chief Legal Officer

Andrea Melia, Treasurer and Principal Accounting Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron St. 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there’s no substitute for getting to know your investments face-to-face. That’s why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that’s an awfully big commitment. But it’s just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen’s global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 866-839-5233 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

GCH–ANNUAL

Item 2 – Code of Ethics.

(a)	As of December 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

(b)	Not Applicable.

(c)	During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that C. William Maher and John A. Hawkins, both member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher and Mr. Hawkins as the Audit Committee’s financial experts. Mr. Maher and Mr. Hawkins are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees
December 31, 2014	$57,000	$0	$7,150(1)	$8,000(2)
December 31, 2013	$57,000	$0	$0	$0

(1)	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
(2)	Fees related to transfer of custodian.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s Investment Manager or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s Investment Manager that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $724,655 for 2014 and $0 for 2013.

(h)	The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2014, the Audit Committee members were:

C. William Maher

John A. Hawkins

Jonathan J.K. Taylor

(b)	Not applicable

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies at the time of this filing of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of March 5, 2015.

Individual & Position	Services Rendered	Past Business Experience

Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Nicholas Yeo Director and Head of Equities (Hong Kong) Asia Equities	Responsible for Asian equities portfolio management.	Joined Aberdeen in 2000 via the acquisition of Murray Johnstone and is currently the Head of China/Hong Kong Equities Team for Aberdeen Asset Management Asia Limited since 2007.

Frank Tian Investment Manager Asia Equities	Responsible for Asian equities portfolio management.	Joined Aberdeen in 2008 and is currently an investment manager on the China/Hong Kong Equities Team.

Kathy Xu Investment Manager Asia Equities	Responsible for Asian equities portfolio management	Joined Aberdeen in 2007 upon graduation and is currently an investment manager on the China/Hong Kong Equities Team. Kathy is a CFA Charterholder.

Flavia Cheong Investment Director Asia Equities	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2)	The information in the table below is as of December 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Nicholas Yeo	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Frank Tian	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Kathy Xu	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Flavia Cheong	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Total Assets are as of December 31, 2014 and have been translated into U.S. Dollars at a rate of £1.00 = 1.56.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2014

Hugh Young	None

Nicholas Yeo	None

Flavia Cheong	None

Frank Tian	None

Kathy Xu	None

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

January 1, 2014 through January 31, 2014	None	None	None	None

February 1, 2014 through February 28, 2014	None	None	None	None

March 1, 2014 through March 31, 2014	None	None	None	None

April 1, 2014 through April 30, 2014	None	None	None	None

May 1, 2014 through May 31, 2014	None	None	None	None

June 1, 2014 through June 30, 2014	None	None	None	None

July 1, 2014 through July 31, 2014	None	None	None	None

August 1, 2014 through August 31, 2014	None	None	None	None

September 1, 2014 through September 30, 2014	None	None	None	None

October 1, 2014 through October 31, 2014	None	None	None	None

November 1, 2014 through November 30, 2014	None	None	None	459,963	(1)

December 1, 2014 through December 31, 2014	None	None	None	459,963	(1)

Total	—	—	—	—

(1)	On October 28, 2014, the Board announced a share repurchase program which authorizes management to make open market purchases, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Registrant’s Proxy Voting Policies

(d)	Investment Manager’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Aberdeen Greater China Fund, Inc.

By (Signature and Title):                        /s/ Alan Goodson

                                                 Alan Goodson, Principal Executive Officer

Date: March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):                        /s/ Alan Goodson

                                                 Alan Goodson, Principal Executive Officer

Date: March 5, 2015

By (Signature and Title):                        /s/ Andrea Melia

                                                 Andrea Melia, Principal Financial Officer

Date: March 5, 2015